Exhibit 10.1

FORM OF SHAREHOLDER VOTING AGREEMENT

The undersigned hereby agrees in his capacity as an individual shareholder and as a trustee of the Trusts identified on the signature page below to vote the shares of Klein Financial, Inc. (“KFI”) Common Stock that are registered in his name, and to take action in his capacity as a trustee to cause each Trust to vote the shares KFI Common Stock that are registered in its name, in favor of the Agreement and Plan of Merger by and between Old National Bancorp and KFI, dated [•], 2018 (the “Agreement”). In addition, the undersigned hereby agrees not to make, or take any action to cause any Trust to make, any transfers of shares of KFI Common Stock with the purpose of avoiding the agreement set forth in the preceding sentence and agrees to cause any transferee of such shares to abide by the terms of this Voting Agreement.

The undersigned is entering into this Voting Agreement solely in his capacity as a shareholder and as a trustee of the Trusts and, notwithstanding anything to the contrary in this Voting Agreement, nothing in this Voting Agreement is intended or shall be construed to limit or affect the authority of the undersigned, in the undersigned’s capacity as a director, employee, officer or agent of KFI, or as a trustee of a Trust, if applicable, to act or fail to act in accordance with: the undersigned’s fiduciary duties in such capacity, applicable trust agreements and applicable law. Furthermore, the undersigned makes no agreement or understanding herein in his or her capacity as a director, employee, officer or agent of KFI.

Notwithstanding any contrary provision herein, this Voting Agreement shall be effective from the date hereof and shall terminate and be of no further force and effect upon the earliest of (a) the consummation of the Merger (as defined in the Agreement), (b) the termination of the Agreement in accordance with its terms, (c) the taking of such action whereby a majority of the Board of Directors of KFI, in accordance with the terms and conditions of Section 6.3 of the Agreement, withdraws its favorable recommendation of the Agreement to its shareholders; (d) the adoption of the Agreement by the shareholders of KFI; or (e) December 31, 2019.

This Voting Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

Dated this                  day of                                         , 2018.

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